Item 1: Report to Shareholders

Health Sciences Fund	December 31. 2007

The views and opinions in this report were current as of December 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The U.S. stock market extended its winning streak in 2007, advancing for a fifth consecutive year. However, the year started better than it ended. After a solid rally in the first half of the year, stocks were buffeted by a slowing economy and a meltdown in the subprime lending industry during the last six months, leading to increased market volatility and sharp declines in several sectors of the market. The health care sector, as measured by the Lipper Health/Biotechnology Funds Index, bucked the negative trend and posted solid second-half and full-year gains. Life sciences companies and, to a lesser extent, health care products and devices makers also generated strong performance.

We are pleased to report that your fund generated strong absolute and relative results for the 6- and 12-month periods ended December 31, 2007. As shown in the table, your portfolio’s 9.29% return for the past six months was far better than the -1.37% result for the broad market as measured by the S&P 500 Index and the 4.16% gain for the Lipper index. For the 12-month period, the fund posted an 18.75% return, distancing its Lipper peer group and the broad market.

HIGHLIGHTS

• Health care stocks outperformed the broad market during the past six and 12 months.

• The Health Sciences Fund posted solid returns in both periods that were better than its Lipper peers and the broad market.

• We remain focused on investing in companies with new and important medicines for unmet medical needs.

• We believe that generating outperformance in the health care sector will be increasingly dependent on stock selection rather than an emphasis on a particular subsector of the health care industry.

The Health Sciences Fund has also delivered consistently strong longer-term performance compared with the Lipper universe of health care funds. Lipper ranked the fund in the top 6% of its health care funds universe for the past 10 years, in the top 8% for the one- and three-year periods, and in the top 10% of its peer group for the five years ended December 31, 2007. (Based on cumulative total return, Lipper ranked the Health Sciences Fund 13 out of 180, 11 out of 153, 14 out of 142, and 2 out of 38 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2007, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy continued to slow gradually in 2007. After peaking in 2004 at 3.6%, U.S. economic growth (as measured by gross domestic product) slipped to 3.1% in 2005 and to 2.9% in 2006; growth in 2007 is projected to be between 2.0% and 2.5%. The deterioration in the housing market was the primary factor restraining economic growth, but weakness in consumer spending and, more recently, job growth also put a damper on economic activity. Meanwhile, inflation continued to rise due to higher energy, commodity, and food prices.

The most significant factor affecting stock market performance in 2007, however, was the collapse of the subprime mortgage market and the subsequent fallout. Prior to that, the stock market enjoyed a steady ride upward as corporate earnings growth decelerated but exceeded expectations, and merger and acquisition activity remained robust. The only hiccups in the first six months of the year were brief but sharp declines in February and June resulting from problematic developments in the subprime lending industry—a harbinger of things to come.

Not surprisingly, the stock market grew increasingly volatile in the second half of the year following the subprime meltdown—which led to tighter lending standards, risk aversion, and the ensuing credit crunch. In response to the continued market turmoil, the Federal Reserve cut the fed funds rate by a total of 100 basis points (1.00%) in 2007 and another 0.75% in the third week in January (after the end of our reporting period), leaving the fed funds rate at 3.50%. Fed Chairman Ben Bernanke indicated that the central bank would aggressively cut rates to stimulate the flagging U.S. economy and ensure liquidity in the world’s financial markets.

Despite finishing the year on a down beat, stocks generally advanced in 2007. Large-caps delivered the best returns, while small-caps generally lagged. Growth stocks outperformed value shares across all market capitalizations for the first time in seven years. This environment was good for our health care holdings, which are focused on companies that can grow their earnings despite a backdrop of weak economic conditions and are often viewed as a haven of relative safety when the economy slows.

Within the Lipper Health/Biotechnology Funds Index, the best performers were life sciences and products and devices, the two smallest segments of the health care sector. The services and pharmaceuticals groups, which account for almost half of the benchmark, also generated strong results, while the biotech segment, which has been extremely volatile, posted modest positive returns. The regulatory environment for drug approvals is as stringent as we have seen in a decade, and this continues to weigh on the companies that develop new and innovative therapies. Because there is no such thing as a perfectly safe drug, all medicines should be viewed in the context of the clinical benefit they deliver versus their associated risk. The Food and Drug Administration has been delaying drug approvals, however, due to what we view as overly stringent safety concerns. In this environment of intense focus on safety, it is more difficult and expensive for biotech and pharmaceutical companies to bring important new medicines to market.

In past years, we’ve seen one or two areas of the health care sector that looked poised for superior performance, but, in our view, there doesn’t appear to be a dominant theme in the health care sector at this time. As we wrote in our midyear shareholder report, we believe stock selection will have far more bearing on our performance than sector allocation decisions.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals
In many instances, Wall Street refers to smaller, therapeutic-based companies as biotechs. Originally, a firm was classified as a biotech because its research and development focused on large molecules, or proteins, which usually led to injectable therapeutics. On the other hand, pharmaceutical firms typically work with small molecules and develop pills, tablets, or capsules. However, these labels no longer describe a meaningful distinction.

Our large allocation to the biotechnology sector stems from our belief that the pharmaceutical industry’s business model—the discovery, development, manufacture, and commercialization of medicines or therapeutic devices—is the primary driver of long-term value in the health care sector. Typically, large pharmaceutical companies have a large base of revenues and income, and one drug—even if it is extremely successful—may not be enough to affect the bottom line significantly. Biotechnology companies, however, tend to be smaller, and the successful introduction of one important new medicine can materially affect its revenues and earnings. We are especially focused on those companies with new and important medicines or treatments for unmet medical needs. Although this strategy encompasses more risk because a firm that is highly dependent on the success of a single drug can decline significantly on bad news, we manage this risk in part by owning a diversified basket of stocks and controlling our position sizes.

Over the last six months, six of the portfolio’s 10 best contributors were biotech stocks. The fund’s largest contributor for the past 6- and 12-month periods and second-largest holding at the end of December was Alexion Pharmaceuticals. This Connecticut-based small-cap biopharmaceutical company posted solid performance due to sales of Soliris—the first and only drug to treat a rare genetic blood disorder called PNH. Onyx Pharmaceuticals, another significant holding, was the number-two contributor for the past six months and third best for the year. This small-cap biotech’s shares rose on the success of its kidney and liver cancer drug Nexavar. BioMarin Pharmaceutical and Incyte were also excellent contributors for the past six and 12 months. Both of these small-caps gained on the prospects of newly developed drugs and highlight the tremendous opportunity within the segment. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

However, as good as the results were for the aforementioned companies, we also had our share of disappointments during the past six months. Theravance and Exelixis tumbled as they encountered difficulties in the drug development process. While our biotech holdings produced a positive contribution for the portfolio overall, the divergent performances of these stocks exemplify the need to maintain broad diversification within this high risk/reward segment.

Among our larger-cap biotech holdings, the portfolio’s largest position and a significant contributor for both the year and six months was Gilead Sciences. The company continues to enjoy success with its suite of drugs for the treatment of HIV. Gilead and Bristol-Myers Squibb (an underwhelming portfolio performer) partnered to produce and market Atripla, a once-a-day pill that combines two of Gilead’s HIV medicines and one of Bristol-Myers’. The drug continues to generate robust sales. We are impressed with Gilead’s management team and its history of good execution in all aspects of its business. The company is dominant in its core therapeutics business and continues to generate strong sales and earnings growth.

We also had several significant performance detractors in the biotech/pharma sector in the second half and for the year. Sepracor’s earnings came in well below projections. Although we believe its sleep-aid medication, Lunesta, addresses a large commercial opportunity, sales were significantly lower than forecast. The company was also hurt by a reimbursement action that reduced sales of Xopenex, its drug for the treatment of asthma. Medicines Company also detracted from the portfolio’s performance. The company’s single marketed drug is Angiomax, an anticoagulant for cardiology patients. The stock has a history of volatility surrounding its commercial results, and there are concerns regarding the patent protection for Angiomax. We continue to believe that investors are overlooking the company’s progress with its pipeline, specifically Cleviprex, an injectable rapid-acting drug for hypertension. We intend to be patient with this holding.

Services
The portfolio generated strong results from our services holdings. Amerigroup, Aetna, and Express Scripts were the portfolio’s best performers in the sector during the second half and among the leading contributors for the year. Amerigroup health care plans are focused on serving people who receive benefits from publicly sponsored programs such as Medicaid and for low-income and uninsured children, the blind, and disabled through contracts with primary care physicians, specialists, and hospitals. Aetna, a large and diversified health insurer, markets insurance for health, dental, group life, and long-term care—areas that should experience increasing demand from a graying America and particularly baby boomers. Express Scripts is a pharmacy benefits manager that provides retail network pharmacy management, home delivery pharmacy services, and benefit design consultation. The stock has climbed with the growth of generic alternatives for popular high-cost drugs and the inevitability of the swelling Medicare ranks in coming years. WellPoint, one of the portfolio’s largest holdings, also provided a solid six-month contribution. Although we continue to favor its prospects, we modestly trimmed the position since midyear.

Our services holdings, as shown in the Industry Diversification table, were virtually unchanged during the period. We sold several service providers, including Manor Care, LCA-Vision, and Symbion, for large gains and added several promising new holdings. For example, we established new positions in Internet insurance agency eHealth and specialty health care solutions provider Healthways. Both generated solid second-half contributions.

Life Sciences/Products and Devices
Over the past six months, the life sciences segment posted solid gains for the fund. Although the industry represents a small subset of the health care sector, our winners vastly overshadowed the detractors. Dade Behring Holdings was an excellent performer, thanks to a takeover by Siemens Healthcare Diagnostics. Additionally, many of the large contributors were stocks that were added in the last six months, including Covance, Charles River Laboratories, and Qiagen, to name a few.

The top contributor in the products and devices industry for the 6-and 12-month periods was Intuitive Surgical, a relatively recent portfolio addition that shot up more than 100% in the past six months. ResMed and Stryker were also good gainers in both periods.

OUTLOOK

We believe that generating outperformance in the health care sector will be increasingly dependent on effective stock selection rather than on an emphasis on a particular subsector of the health care industry. As always, we seek the strongest companies in each of the four main areas of health care: pharmaceuticals, biotechnology, services, and medical devices. Although each subsector offers attractive growth opportunities, we favor therapeutics companies developing novel products for unmet medical needs.

The current environment for health care earnings is good and should remain relatively stable regardless of global economic developments. We believe the relative performance of the stocks in the health care sector is going to be more dependent on the S&P 500’s earnings results than earnings in the health care sector itself. Our reasoning is as follows: If the S&P 500’s earnings slow, as Wall Street expects, then investors are likely to gravitate toward health care stocks because of their earnings stability.

Because health care is a heavily regulated industry, we think the largest risk for the sector is a dramatic change in Washington, especially relating to the industry’s reimbursement and regulatory oversight. Any significant shift in what a company can expect to receive when it brings a new medicine to the marketplace would be disruptive. On the flip side, we think the sector holds tremendous opportunity. We have an aging population that demands the best in health care, an explosion in scientific understanding that should lead to better medicines, and many diseases for which we have no therapies. Additionally, the rapidly growing wealth of emerging markets and the improving wherewithal of the middle classes in markets including Brazil, Russia, India, and China are presenting some attractive investment opportunities. As long as society continues to desire new therapies to soften the impact of disease and government price controls are not imposed, health care should remain an area of significant growth for the long term.

We appreciate your continued confidence and support.
Respectfully submitted,

Kris H. Jenner
President of the fund and chairman of its Investment Advisory Committee

January 22, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF GROWTH INVESTING

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

RISK OF HEALTH SCIENCES FUND INVESTING

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

GLOSSARY

Lipper index: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index, with each stock’s weight in the index proportionate to its market value.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.0%		
BIOTECHNOLOGY 29.7%		
Major Biotechnology 15.8%		
Alkermes (1)	1,275,000	19,877
Allos Therapeutics (1)	900,000	5,661
Amgen (1)(5)	450,400	20,917
Array BioPharma (1)	200,000	1,684
Celgene (1)(5)	245,000	11,321
Cephalon (1)(5)	498,200	35,751
CV Therapeutics (1)	225,000	2,036
Genentech (1)(5)	509,100	34,145
Gilead Sciences (1)(5)	2,050,000	94,321
Human Genome Sciences (1)	475,000	4,959
ImClone Systems (1)(5)	225,000	9,675
Martek Biosciences (1)	275,000	8,135
Medicines Company (1)	1,250,000	23,950
Millennium Pharmaceuticals (1)	385,000	5,767
Neurocrine Biosciences (1)	749,000	3,401
OSI Pharmaceuticals (1)(5)	675,000	32,744
PDL Biopharma (1)	200,000	3,504
Seattle Genetics (1)	775,000	8,835
Seattle Genetics, Warrants, 12/31/11, Acquisition Date: 7/8/03 Acquisition Cost: $0 (1)(2)	50,000	172
Sepracor (1)	475,000	12,469
United Therapeutics (1)(5)	100,000	9,765
Vertex Pharmaceuticals (1)	610,000	14,170
		363,259
Other Biotechnology 13.9%		
Acadia Pharmaceuticals (1)	675,000	7,472
Advanced Life Sciences Holdings (1)	62,351	106
Alexion Pharmaceuticals (1)(5)	910,000	68,277
Alexza Pharmaceuticals (1)	300,000	2,427
Altus Pharmaceuticals (1)	400,000	2,072
Amylin Pharmaceuticals (1)(5)	350,000	12,950

BioCryst Pharmaceuticals (1)	675,000	4,172
Biodel (1)	450,000	10,453
BioMarin Pharmaceutical (1)(5)	1,094,800	38,756
Cardiome Pharma (1)	150,000	1,338
Cell Genesys (1)	300,000	690
CombinatoRx (1)	420,000	1,865
Cougar Biotechnology (1)	550,000	17,985
Cougar Biotechnology, Acquisition Date: 12/20/07 Acquisition Cost: $2,065 (1)(2)	71,200	2,095
Cubist Pharmaceuticals (1)	725,000	14,870
deCODE genetics (1)	850,000	3,128
Exelixis (1)	725,000	6,257
Favrille (1)	625,000	975
Favrille, Warrants, 3/6/11, Acquisition Date: 3/10/06 Acquisition Cost: $16 (1)(2)	129,500	–
Incyte (1)	2,225,000	22,361
Infinity Pharmaceuticals (1)	375,000	3,581
Mannkind, Warrants, 8/5/10, Acquisition Date: 8/5/05 Acquisition Cost: $3 (1)(2)	130,000	–
Map Pharmaceuticals (1)	92,400	1,618
Maxygen (1)	300,000	2,409
Medarex (1)	90,000	938
Metabolex, Warrants, 4/12/12, Acquisition Date: 4/11/07 Acquisition Cost: $0 (1)(2)	75,000	–
Myriad Genetics (1)	90,000	4,178
ONYX Pharmaceuticals (1)(5)	625,000	34,762
Panacos Pharmaceuticals (1)	321,400	254
Pharmasset (1)	450,000	6,075
Pharmion (1)(5)	200,000	12,572
Poniard Pharmaceuticals (1)	750,000	3,308
Poniard Pharmaceuticals, Bridge Warrants, 1/31/11 Acquisition Date: 2/3/06 and 4/26/06 Acquisition Cost: $0 (1)(2)	798,000	–
Poniard Pharmaceuticals, Warrants, 12/3/08 Acquisition Date: 12/5/03, Acquisition Cost: $0 (1)(2)	18,000	–

PHARMACEUTICALS 22.4%

European Major - Pharmaceutical 1.2%		
Bayer AG (EUR)	110,000	10,057
Merck (EUR) (5)	88,133	11,378
Stada Arzneimittel (EUR)	80,000	4,932
		26,367
Major Pharmaceuticals 21.2%		
A&D Pharma Holding, GDR (EUR)	521,000	11,807
Abbott Laboratories	225,000	12,634
Alcon (5)	140,000	20,026
Allergan (5)	225,000	14,454
Barr Pharmaceuticals (1)(5)	295,000	15,664
Basilea Pharmaceutica (CHF) (1)	35,000	6,817
Bristol-Myers Squibb	300,000	7,956
Cadence Pharmaceuticals (1)	125,000	1,858
Chugai Pharmaceutical (JPY)	850,000	12,115
Elan, ADR (1)(5)	1,800,000	39,564
Eli Lilly (5)	225,000	12,013
Forest Laboratories (1)	18,100	660
GlaxoSmithKline Pharmaceuticals (INR)	210,000	5,456
Ipsen (EUR)	250,000	15,077
Johnson & Johnson	125,000	8,337
Merck (5)	600,000	34,866
MGI Pharma (1)(5)	750,000	30,397
Monsanto (5)	238,400	26,627
Mylan	47,000	661
Novo Nordisk, Series B (DKK)	80,000	5,255
Roche Holding - Genusscheine (CHF)	180,000	31,098
Sawai Pharmaceutical (JPY)	160,000	6,770
Schering-Plough (5)	1,000,000	26,640
Shire (GBP)	350,000	8,005
Shire, ADR	175,000	12,066

Simcere Pharmaceutical, ADR (1)	142,100	1,968
Takeda Pharmaceutical (JPY)	70,000	4,097
Teva Pharmaceutical, ADR	750,000	34,860
Towa Pharmaceutical (JPY)	195,100	8,221
UCB (EUR)	180,000	8,164
Valeant Pharmaceuticals (1)(5)	575,000	6,883
Warner Chilcott (1)	300,000	5,319
Wyeth (5)	584,000	25,807
Xenoport (1)	440,000	24,587
		486,729
Total Pharmaceuticals		513,096

PRODUCTS & DEVICES 14.7%

Implants 11.3%

ArthroCare (1)	245,000	11,772
Baxter International	440,000	25,542
Becton, Dickinson and Company	105,000	8,776
BioMimetic Therapeutics (1)	175,000	3,040
BioSphere Medical (1)	197,557	1,014
Boston Scientific (1)	600,000	6,978
C.R. Bard	150,000	14,220
Covidien	410,000	18,159
Dentsply International	180,000	8,104
Edwards Lifesciences (1)	175,000	8,048
EPIX Pharmaceuticals (1)	500,000	1,970
Intuitive Surgical (1)(5)	68,500	22,228
Medtronic	352,500	17,720
Micrus Endovascular (1)	200,000	3,936
Mindray Medical International, ADR	50,000	2,149
Nobel Biocare (CHF)	40,000	10,705
ResMed (1)(5)	200,000	10,506
Respironics (1)	80,000	5,238
Sonova Holding (CHF)	45,000	5,084

St. Jude Medical (1)(5)	575,000	23,368
Stereotaxis (1)(5)	850,000	10,387
Stryker	292,000	21,818
Wright Medical Group (1)	185,000	5,396
Zimmer Holdings (1)(5)	205,700	13,607
		259,765
Other Products & Devices 3.4%		
Chindex (1)	25,000	863
Conceptus (1)	1,000,000	19,240
Essilor International (EUR)	195,000	12,445
Hologic (1)(5)	100,000	6,864
IDEXX Laboratories (1)	110,000	6,449
Insulet (1)	75,000	1,761
Masimo (1)	69,700	2,750
Millipore (1)	109,600	8,020
Stericycle (1)	155,000	9,207
TomoTherapy (1)	550,000	10,758
		78,357
Total Products & Devices		338,122
SERVICES 25.8%		
Distribution 9.1%		
Animal Health International (1)	250,000	3,075
Cardinal Health (5)	579,900	33,489
China Nepstar Chain Drugstore, ADR (1)	75,000	1,319
CVS Caremark (5)	1,350,000	53,662
Express Scripts (1)(5)	175,000	12,775
HealthExtras (1)	435,000	11,345
Henry Schein (1)(5)	500,000	30,700
McKesson (5)	375,000	24,566
Medco (1)(5)	25,000	2,535
Omnicare	50,000	1,141

Profarma Distribuidora (BRL) (1)	700,000	14,161
Shoppers Drug Mart (CAD)	100,000	5,396
Walgreen	375,500	14,299
		208,463
Information 1.0%		
Allscripts Healthcare (1)	175,000	3,399
Cerner (1)	200,000	11,280
Vital Images (1)	450,000	8,131
WebMD Health (1)	15,000	616
		23,426
Other Services 2.8%		
Diagnosticos da America (BRL)	50,000	1,037
Laboratory Corporation of America (1)	435,000	32,856
Matria Healthcare (1)	650,000	15,450
MedAssets (1)	200,000	4,788
Nighthawk Radiology (1)	375,000	7,894
Virtual Radiologic (1)	105,000	2,129
		64,154
Payors 9.7%		
Aetna	587,500	33,916
AMERIGROUP (1)	550,000	20,047
Assurant (5)	235,000	15,721
Centene (1)	555,000	15,229
CIGNA	401,000	21,546
Coventry Health Care (1)	175,000	10,369
eHealth (1)	300,000	9,633
Health Net (1)	175,000	8,453
Humana (1)(5)	275,000	20,710
Medial Saude SA (BRL) (1)	500,000	6,545
Tempo Participacoes (BRL) (1)	1,525,200	6,084
Triple-S Management, Class B (1)	475,000	9,600

Total Investments in Securities	
101.8% of Net Assets (Cost $1,779,522)	**$ 2,335,155**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $13,465 and represents 0.6% of net assets.
(3) Seven-day yield
(4) Affiliated Companies
(5) All or a portion of this security is pledged to cover written call options at December 31, 2007.
ADR American Depository Receipts
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
GBP British Pound
GDR Global Depository Receipts
INR Indian Rupee
JPY Japanese Yen
THB Thai Baht

OPTIONS WRITTEN (1.8)%

Abbott Laboratories, Put, 1/19/08 @ $60.00 (1)	(40,000)	(170)
Abbott Laboratories, Put, 1/21/08 @ $55.00 (1)	(60,000)	(46)
Abbott Laboratories, Put, 5/17/08 @ $60.00 (1)	(10,000)	(54)
Abbott Laboratories, Put, 1/17/09 @ $60.00 (1)	(20,000)	(148)
Aetna, Put, 1/17/09 @ $55.00 (1)	(25,000)	(115)
Aetna, Put, 1/17/09 @ $60.00 (1)	(10,000)	(68)
Affymetrix, Put, 1/17/09 @ $30.00 (1)	(50,000)	(385)
Alcon, Call, 1/17/09 @ $170.00 (1)	(15,000)	(124)
Alcon, Put, 1/17/09 @ $140.00 (1)	(30,000)	(399)

Alexion Pharmaceuticals, Call, 1/19/08 @ $55.00 (1)	(50,000)	(1,003)
Alexion Pharmaceuticals, Call, 1/19/08 @ $80.00 (1)	(100,000)	(77)
Alexion Pharmaceuticals, Call, 2/16/08 @ $80.00 (1)	(40,000)	(112)
Alexion Pharmaceuticals, Call, 1/19/08 @ $85.00 (1)	(50,000)	(14)
Alexion Pharmaceuticals, Call, 2/16/08 @ $85.00 (1)	(75,000)	(109)
Alexion Pharmaceuticals, Put, 2/16/08 @ $65.00 (1)	(5,000)	(6)
Alexion Pharmaceuticals, Put, 5/17/08 @ $65.00 (1)	(10,000)	(35)
Alexion Pharmaceuticals, Put, 1/17/09 @ $65.00 (1)	(10,000)	(73)
Alkermes, Put, 1/19/08 @ $17.50 (1)	(10,000)	(20)
Alkermes, Put, 1/17/09 @ $20.00 (1)	(85,000)	(463)
Allergan, Call, 1/19/08 @ $65.00 (1)	(50,000)	(61)
Allergan, Put, 1/19/08 @ $62.50 (1)	(25,000)	(21)
Allergan, Put, 1/19/08 @ $65.00 (1)	(40,000)	(77)
AMERIGROUP, Put, 3/22/08 @ $35.00 (1)	(20,000)	(41)
Amgen, Call, 7/19/08 @ $50.00 (1)	(50,000)	(153)
Amgen, Call, 1/19/08 @ $55.00 (1)	(150,000)	(8)
Amgen, Call, 4/19/08 @ $55.00 (1)	(50,000)	(34)
Amgen, Call, 7/19/08 @ $55.00 (1)	(25,000)	(39)
Amgen, Call, 4/19/08 @ $57.50 (1)	(100,000)	(39)
Amgen, Put, 1/19/08 @ $55.00 (1)	(22,500)	(193)
Amgen, Put, 1/19/08 @ $60.00 (1)	(17,100)	(231)
Amylin Pharmaceuticals, Call, 7/19/08 @ $50.00 (1)	(50,000)	(57)
Amylin Pharmaceuticals, Call, 4/19/08 @ $60.00 (1)	(50,000)	(4)
Amylin Pharmaceuticals, Put, 7/19/08 @ $35.00 (1)	(15,000)	(53)
ArthroCare, Put, 6/21/08 @ $55.00 (1)	(45,000)	(441)
ArthroCare, Put, 6/21/08 @ $60.00 (1)	(45,000)	(585)
Assurant, Call, 1/17/09 @ $80.00 (1)	(25,000)	(96)
Assurant, Put, 1/17/09 @ $70.00 (1)	(75,000)	(671)
Barr Pharmaceuticals, Call, 5/17/08 @ $60.00 (1)	(75,000)	(90)

Baxter International, Put, 1/19/08 @ $60.00 (1)	(5,000)	(12)
Baxter International, Put, 5/17/08 @ $65.00 (1)	(30,000)	(233)
Baxter International, Put, 1/17/09 @ $65.00 (1)	(35,000)	(327)
Beckman Coulter, Put, 2/16/08 @ $75.00 (1)	(15,000)	(62)
Becton Dickinson, Put, 6/21/08 @ $85.00 (1)	(20,000)	(100)
Biogen, Put, 1/17/09 @ $55.00 (1)	(25,000)	(156)
Biogen, Put, 4/19/08 @ $75.00 (1)	(50,000)	(908)
BioMarin Pharmaceutical, Call, 1/19/08 @ $25.00 (1)	(49,800)	(530)
BioMarin Pharmaceutical, Call, 1/19/08 @ $30.00 (1)	(100,000)	(575)
BioMarin Pharmaceutical, Put, 1/17/08 @ $20.00 (1)	(40,000)	(1)
BioMarin Pharmaceutical, Put, 1/17/09 @ $25.00 (1)	(50,000)	(101)
BioMarin Pharmaceutical, Put, 1/17/09 @ $40.00 (1)	(25,000)	(213)
Bristol-Myers Squibb, Put, 1/19/08 @ $32.50 (1)	(50,000)	(313)
C.R. Bard, Put, 1/17/09 @ $80.00 (1)	(30,000)	(88)
Cardinal Health, Call, 3/22/08 @ $60.00 (1)	(100,000)	(155)
Cardinal Health, Call, 3/22/08 @ $65.00 (1)	(100,000)	(32)
Cardinal Health, Put, 1/19/08 @ $70.00 (1)	(200)	(2)
Celgene, Call, 1/19/08 @ $60.00 (1)	(5,000)	—
Celgene, Call, 7/19/08 @ $60.00 (1)	(25,000)	(58)
Celgene, Call, 7/19/08 @ $65.00 (1)	(30,000)	(43)
Celgene, Call, 1/17/09 @ $70.00 (1)	(50,000)	(105)
Celgene, Call, 7/19/08 @ $75.00 (1)	(75,000)	(43)
Celgene, Put, 1/17/09 @ $50.00 (1)	(25,000)	(236)
Celgene, Put, 7/19/08 @ $55.00 (1)	(15,000)	(168)
Celgene, Put, 1/17/09 @ $70.00 (1)	(25,000)	(601)
Cephalon, Call, 1/19/08 @ $75.00 (1)	(20,000)	(15)
Cephalon, Call, 2/16/08 @ $80.00 (1)	(25,000)	(17)
Cephalon, Call, 2/16/08 @ $85.00 (1)	(25,000)	(5)
Cephalon, Call, 5/17/08 @ $90.00 (1)	(65,000)	(45)

Cephalon, Put, 1/17/09 @ $70.00 (1)	(25,000)	(163)
Cephalon, Put, 2/16/08 @ $75.00 (1)	(25,000)	(120)
Cephalon, Put, 5/17/08 @ $75.00 (1)	(30,000)	(194)
Cephalon, Put, 1/17/09 @ $80.00 (1)	(25,000)	(288)
Cerner, Put, 3/22/08 @ $60.00 (1)	(25,000)	(135)
Cerner, Put, 1/17/09 @ $60.00 (1)	(15,000)	(128)
Charles River Laboratories International Put, 2/16/08 @ $60.00 (1)	(25,000)	(41)
Charles River Laboratories International Put, 5/17/08 @ $65.00 (1)	(30,000)	(110)
Charles River Laboratories International Put, 1/17/09 @ $65.00 (1)	(10,000)	(54)
CIGNA, Put, 1/19/08 @ $50.00 (1)	(5,000)	(1)
CIGNA, Put, 1/17/09 @ $50.00 (1)	(10,000)	(41)
CIGNA, Put, 4/19/08 @ $55.00 (1)	(15,000)	(57)
CIGNA, Put, 1/17/09 @ $55.00 (1)	(15,000)	(95)
CIGNA, Put, 1/19/08 @ $60.00 (1)	(70,600)	(448)
Community Health System, Call, 6/21/08 @ $40.00 (1)	(100,000)	(223)
Community Health System, Put, 1/17/09 @ $35.00 (1)	(10,000)	(34)
Covance, Put, 1/17/09 @ $80.00 (1)	(25,000)	(110)
Covance, Put, 1/17/09 @ $90.00 (1)	(10,000)	(84)
Covidien, Put, 7/19/08 @ $40.00 (1)	(30,000)	(50)
Covidien, Put, 7/19/08 @ $45.00 (1)	(10,000)	(35)
Cubist Pharmaceuticals, Put, 1/19/08 @ $20.00 (1)	(55,000)	(36)
CVS Caremark, Call, 2/16/08 @ $42.50 (1)	(100,000)	(50)
CVS Caremark, Put, 1/17/09 @ $40.00 (1)	(25,000)	(103)
CVS Caremark, Put, 1/17/09 @ $45.00 (1)	(55,000)	(385)
DaVita, Put, 1/19/08 @ $55.00 (1)	(30,000)	(25)
DaVita, Put, 1/19/08 @ $65.00 (1)	(45,000)	(392)
DaVita, Put, 4/19/08 @ $70.00 (1)	(74,100)	(1,015)

Dentsply International, Put, 4/19/08 @ $45.00 (1)	(50,000)	(116)
Dentsply International, Put, 7/19/08 @ $45.00 (1)	(10,000)	(31)
Elan, Call, 1/19/08 @ $22.50 (1)	(50,000)	(42)
Elan, Put, 1/19/08 @ $17.50 (1)	(50,000)	(7)
Elan, Put, 1/19/08 @ $22.50 (1)	(50,000)	(62)
Elan, Put, 1/17/09 @ $22.50 (1)	(50,000)	(268)
Eli Lilly, Call, 4/19/08 @ $55.00 (1)	(50,000)	(110)
Eli Lilly, Call, 4/19/08 @ $60.00 (1)	(50,000)	(35)
Eli Lilly, Put, 4/19/08 @ $50.00 (1)	(25,000)	(36)
Express Scripts, Call, 2/16/08 @ $60.00 (1)	(100,000)	(1,355)
Express Scripts, Put, 1/17/09 @ $65.00 (1)	(30,000)	(159)
Forest Labs, Put, 1/19/08 @ $45.00 (1)	(31,900)	(274)
Gen-Probe, Call, 5/17/08 @ $85.00 (1)	(37,500)	(12)
Gen-Probe, Put, 1/19/08 @ $55.00 (1)	(15,000)	(2)
Genentech, Call, 3/22/08 @ $75.00 (1)	(25,000)	(29)
Genentech, Call, 1/19/08 @ $80.00 (1)	(17,500)	–
Genentech, Call, 3/22/08 @ $80.00 (1)	(75,000)	(37)
Genentech, Call, 3/22/08 @ $85.00 (1)	(25,000)	(5)
Genentech, Put, 1/17/09 @ $70.00 (1)	(20,000)	(152)
Genentech, Put, 1/19/08 @ $80.00 (1)	(11,500)	(148)
Genzyme, Put, 1/19/08 @ $70.00 (1)	(25,000)	(17)
Gilead Sciences, Call, 1/19/08 @ $40.00 (1)	(75,000)	(465)
Gilead Sciences, Call, 1/19/08 @ $42.50 (1)	(25,000)	(98)
Gilead Sciences, Call, 5/17/08 @ $52.50 (1)	(25,000)	(37)
Gilead Sciences, Put, 1/19/08 @ $37.50 (1)	(50,000)	(2)
Gilead Sciences, Put, 1/19/08 @ $42.50 (1)	(25,000)	(6)
Gilead Sciences, Put, 1/17/09 @ $42.50 (1)	(10,000)	(39)
Health Net, Put, 1/17/09 @ $50.00 (1)	(50,000)	(265)
Healthways, Call, 2/16/08 @ $65.00 (1)	(50,000)	(51)

Healthways, Call, 5/17/08 @ $70.00 (1)	(25,000)	(46)
Healthways, Put, 2/16/08 @ $60.00 (1)	(25,000)	(93)
Healthways, Put, 1/17/09 @ $60.00 (1)	(5,000)	(43)
Henry Schein, Call, 1/19/08 @ $60.00 (1)	(75,000)	(165)
Henry Schein, Call, 7/19/08 @ $65.00 (1)	(75,000)	(263)
Henry Schein, Put, 1/19/08 @ $55.00 (1)	(10,000)	(1)
Henry Schein, Put, 1/17/09 @ $60.00 (1)	(25,000)	(104)
Hologic, Call, 3/22/08 @ $75.00 (1)	(25,000)	(61)
Hologic, Put, 3/22/08 @ $60.00 (1)	(5,000)	(7)
Humana, Call, 1/19/08 @ $75.00 (1)	(25,000)	(56)
Humana, Call, 1/19/08 @ $80.00 (1)	(100,000)	(45)
Humana, Put, 1/19/08 @ $65.00 (1)	(25,000)	(4)
Humana, Put, 1/19/08 @ $70.00 (1)	(20,000)	(10)
Humana, Put, 1/17/09 @ $70.00 (1)	(50,000)	(358)
Humana, Put, 1/17/09 @ $80.00 (1)	(40,000)	(474)
IDEXX Laboratories, Put, 1/17/09 @ $60.00 (1)	(30,000)	(191)
ImClone Systems, Call, 1/19/08 @ $50.00 (1)	(75,000)	(13)
ImClone Systems, Put, 1/19/08 @ $40.00 (1)	(55,000)	(25)
ImClone Systems, Put, 1/17/09 @ $40.00 (1)	(20,000)	(104)
ImClone Systems, Put, 1/19/08 @ $45.00 (1)	(10,000)	(27)
ImClone Systems, Put, 5/17/08 @ $45.00 (1)	(30,000)	(167)
Immucor, Call, 1/19/08 @ $35.00 (1)	(20,000)	(23)
Immucor, Call, 3/22/08 @ $45.00 (1)	(50,000)	(7)
Immucor, Put, 1/19/08 @ $30.00 (1)	(20,000)	(7)
Immucor, Put, 1/17/09 @ $30.00 (1)	(10,000)	(27)
Immucor, Put, 3/22/08 @ $35.00 (1)	(20,000)	(58)
Immucor, Put, 1/17/09 @ $35.00 (1)	(10,000)	(50)
Intermune, Put, 1/17/09 @ $25.00 (1)	(135,000)	(1,863)
Intuitive Surgical, Call, 4/19/08 @ $350.00 (1)	(10,000)	(339)

Intuitive Surgical, Put, 4/19/08 @ $300.00 (1)	(15,000)	(464)
Invitrogen, Call, 1/19/08 @ $85.00 (1)	(25,000)	(219)
Invitrogen, Put, 1/19/08 @ $75.00 (1)	(21,900)	(2)
Invitrogen, Put, 1/19/08 @ $85.00 (1)	(25,000)	(7)
Invitrogen, Put, 5/17/08 @ $85.00 (1)	(25,000)	(74)
Johnson & Johnson, Put, 1/19/08 @ $60.00 (1)	(5,000)	–
Laboratory Corporation of America, Put, 1/17/09 @ $75.00 (1)	(10,000)	(55)
Laboratory Corporation of America, Put, 1/17/09 @ $80.00 (1)	(10,000)	(80)
Laboratory Corporation of America, Put, 2/16/08 @ $85.00 (1)	(400)	(4)
Lifepoint Hospitals, Put, 1/19/08 @ $40.00 (1)	(900)	(9)
Manor Care, Call, 1/18/08 @ $60.00 (1)	(47,800)	(332)
Manor Care, Put, 1/19/08 @ $60.00 (1)	(30,000)	(1)
Manor Care, Put, 1/19/08 @ $65.00 (1)	(22,500)	(1)
Matria Healthcare, Put, 3/22/08 @ $30.00 (1)	(27,600)	(179)
McKesson, Call, 1/19/08 @ $65.00 (1)	(25,000)	(45)
McKesson, Call, 2/16/08 @ $70.00 (1)	(25,000)	(24)
McKesson, Call, 5/17/08 @ $75.00 (1)	(50,000)	(64)
McKesson, Put, 1/19/08 @ $55.00 (1)	(15,000)	–
McKesson, Put, 2/16/08 @ $57.50 (1)	(10,000)	(4)
McKesson, Put, 1/19/08 @ $60.00 (1)	(20,000)	(4)
McKesson, Put, 1/17/09 @ $60.00 (1)	(10,000)	(41)
Medco, Call, 1/19/08 @ $70.00 (1)	(15,000)	(472)
Medicines Company, Put, 1/19/08 @ $20.00 (1)	(65,000)	(81)
MedImmune, Put, 1/19/08 @ $35.00 (1)	(35,000)	(1)
MedImmune, Put, 1/19/08 @ $45.00 (1)	(10,000)	–
Medtronic, Put, 1/17/09 @ $50.00 (1)	(10,000)	(44)
Merck, Call, 4/19/08 @ $65.00 (1)	(100,000)	(100)
Merck, Call, 7/19/08 @ $65.00 (1)	(75,000)	(150)
Merck, Put, 1/19/08 @ $60.00 (1)	(40,000)	(89)

MGI Pharma, Call, 1/19/08 @ $30.00 (1)	(50,000)	(545)
MGI Pharma, Put, 1/19/08 @ $25.00 (1)	(25,000)	(1)
MGI Pharma, Put, 7/19/08 @ $35.00 (1)	(25,000)	(4)
Millennium Pharmaceuticals, Put, 1/17/09 @ $15.00 (1)	(77,500)	(163)
Millennium Pharmaceuticals, Put, 1/17/09 @ $20.00 (1)	(30,000)	(162)
Millipore, Put, 1/17/09 @ $80.00 (1)	(25,000)	(259)
Monsanto, Call, 1/19/08 @ $75.00 (1)	(49,600)	(1,813)
Monsanto, Call, 1/19/08 @ $80.00 (1)	(63,800)	(2,010)
Monsanto, Put, 4/19/08 @ $75.00 (1)	(50,000)	(49)
Monsanto, Put, 1/19/08 @ $80.00 (1)	(10,000)	(1)
Monsanto, Put, 4/19/08 @ $80.00 (1)	(35,000)	(52)
Monsanto, Put, 1/17/09 @ $80.00 (1)	(35,000)	(228)
Neurocrine Biosciences, Put, 1/19/08 @ $15.00 (1)	(26,000)	(274)
ONYX Pharmaceuticals, Call, 1/19/08 @ $50.00 (1)	(15,000)	(95)
ONYX Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(30,000)	(77)
ONYX Pharmaceuticals, Put, 1/17/09 @ $35.00 (1)	(35,000)	(149)
ONYX Pharmaceuticals, Put, 1/19/08 @ $40.00 (1)	(25,000)	(1)
ONYX Pharmaceuticals, Put, 1/17/09 @ $45.00 (1)	(50,000)	(423)
ONYX Pharmaceuticals, Put, 1/19/08 @ $50.00 (1)	(15,000)	(9)
ONYX Pharmaceuticals, Put, 5/17/08 @ $50.00 (1)	(35,000)	(154)
ONYX Pharmaceuticals, Put, 1/17/09 @ $50.00 (1)	(30,000)	(18)
OSI Pharmaceuticals, Call, 4/19/08 @ $40.00 (1)	(25,000)	(258)
OSI Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(30,000)	(80)
Pfizer, Put, 1/17/09 @ $25.00 (1)	(50,000)	(183)
Pharmion, Call, 1/19/08 @ $45.00 (1)	(30,000)	(546)
Pharmion, Put, 1/19/08 @ $45.00 (1)	(50,000)	(6)
Pharmion, Put, 1/19/08 @ $50.00 (1)	(30,000)	(4)
Psychiatric Solutions, Call, 3/22/08 @ $40.00 (1)	(75,000)	(24)
ResMed, Call, 4/19/08 @ $50.00 (1)	(75,000)	(428)

Schering-Plough, Call, 1/19/08 @ $30.00 (1)	(75,000)	(7)
Schering-Plough, Call, 2/16/08 @ $30.00 (1)	(100,000)	(35)
Schering-Plough, Put, 1/17/09 @ $30.00 (1)	(25,000)	(130)
Schering-Plough, Put, 1/17/09 @ $35.00 (1)	(25,000)	(221)
Shire, Put, 1/17/09 @ $75.00 (1)	(15,000)	(179)
St. Jude Medical, Call, 1/19/08 @ $45.00 (1)	(150,000)	(19)
St. Jude Medical, Put, 1/17/09 @ $40.00 (1)	(50,000)	(213)
St. Jude Medical, Put, 1/19/08 @ $45.00 (1)	(50,000)	(220)
Stereotaxis, Call, 6/21/08 @ $17.50 (1)	(100,000)	(47)
Stryker, Put, 1/19/08 @ $70.00 (1)	(15,000)	(4)
Stryker, Put, 1/17/09 @ $70.00 (1)	(15,000)	(30)
Stryker, Put, 3/22/08 @ $75.00 (1)	(30,000)	(102)
Stryker, Put, 1/17/09 @ $75.00 (1)	(60,000)	(399)
Teva Pharmaceutical, Put, 1/17/09 @ $45.00 (1)	(25,000)	(83)
Teva Pharmaceutical, Put, 1/17/09 @ $50.00 (1)	(40,000)	(228)
United Therapeutics, Call, 2/16/08 @ $115.00 (1)	(35,000)	(45)
United Therapeutics, Call, 5/17/08 @ $130.00 (1)	(30,000)	(61)
Valeant Pharmaceuticals, Call, 1/19/08 @ $15.00 (1)	(75,100)	(4)
Varian Medical, Put, 1/19/08 @ $45.00 (1)	(30,000)	(3)
Vertex Pharmaceuticals, Put, 1/17/09 @ $30.00 (1)	(55,000)	(487)
Vertex Pharmaceuticals, Put, 1/17/09 @ $35.00 (1)	(45,000)	(569)
Walgreen, Put, 1/17/09 @ $40.00 (1)	(85,000)	(357)
Walgreen, Put, 1/17/09 @ $45.00 (1)	(20,000)	(150)
Waters, Put, 1/19/08 @ $65.00 (1)	(27,800)	(1)
WellCare Health Plans, Put, 1/17/09 @ $35.00 (1)	(75,000)	(480)
WellPoint, Call, 1/19/08 @ $85.00 (1)	(25,000)	(90)
WellPoint, Put, 1/17/09 @ $80.00 (1)	(10,000)	(44)
Wyeth, Call, 1/19/08 @ $50.00 (1)	(100,000)	(7)
Wyeth, Call, 4/19/08 @ $52.50 (1)	(50,000)	(21)

[4] Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/07	Value 12/31/06
CombinatoRx	$ -	$ -	$ -	$ **	$ 3,464
Favrille	-	-	-	**	1,563
Favrille, Warrants 3/6/11	-	-	-	**	-
Poniard Pharmaceuticals	-	-	-	**	2,592
Poniard Pharmaceuticals Bridge Warrants 1/31/11	-	-	-	**	-
Poniard Pharmaceuticals Warrants, 12/3/08	-	-	-	**	51
T. Rowe Price Reserve Investment Fund, 4.95%	¤	¤	872	74,980	8,086
Totals			$ 872	$ 74,980	$ 15,756

** The issuer was not considered an affiliated company at December 31, 2007.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 74,980
Dividend income	872
Interest income	-
Investment income	$ 872
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/07
Investment Income (Loss)	
Income	
Dividend	$ 11,780
Securities lending	14
Interest	2
Other	103
Total income	11,899
Expenses	
Investment management	12,874
Shareholder servicing	2,900
Prospectus and shareholder reports	182
Custody and accounting	326
Registration	35
Legal and audit	31
Directors	12
Miscellaneous	37
Total expenses	16,397
Expenses paid indirectly	(1)
Net expenses	16,396
Net investment loss	(4,497)
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	163,066
Written options	21,519
Foreign currency transactions	(48)
Net realized gain	184,537
Change in net unrealized gain (loss)	
Securities	151,331
Written options	830
Other assets and liabilities denominated in foreign currencies	9
Change in net unrealized gain	152,170
Net realized and unrealized gain	336,707
INCREASE IN NET ASSETS FROM OPERATIONS	$ 332,210

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Health Sciences Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 29, 1995. The fund seeks long-term capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $57,000 for the year ended December 31, 2007. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective June 29, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult due to substantial delays and additional costs related to their restrictions.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the year ended December 31, 2007, were as follows:

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2007, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,102,596,000 and $889,325,000, respectively, for the year ended December 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2007, were characterized as follows for tax purposes:

At December 31, 2007, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, $4,440,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2007. Federal income tax regulations require the fund to treat the gain/loss on passive foreign investment companies as realized on the last day of the tax year; accordingly, $1,078,000 of unrealized gains reflected in the accompanying financial statements were realized for tax purposes as of December 31, 2007.

For the year ended December 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2007, the cost of investments for federal income tax purposes was $1,785,096,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund.

For the year ended December 31, 2007, expenses incurred pursuant to these service agreements were $154,000 for Price Associates, $1,749,000 for T. Rowe Price Services, Inc., and $199,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2007, the fund was charged $49,000 for shareholder servicing costs related to the college savings plans, of which $36,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2007, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 380,491 shares of the fund, representing less than 1% of the fund’s net assets.

NOTE 5 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of le ss than 10% are unsecured. During the year ended December 31, 2007, the fund incurred $4,000 in interest expense related to outstanding borrowings on 3 days, in the average amount of $8,233,000, and at an average annual rate of 5.43%. At December 31, 2007, there were no borrowings outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Health Sciences Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007, by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2008

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $69,137,000 from short-term capital gains,

• $135,898,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $11,224,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $7,897,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2005	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present);
(1945)	Director, Vornado Real Estate Investment Trust (3/04 to present); Member,
2001	Advisory Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse Company,
real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1995	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
1995	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate investment
(1946)	company; Partner, Blackstone Real Estate Advisors, L.P.
2001

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[121]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company; Vice President, Health Sciences Fund
1995
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.

G. Mark Bussard (1972)	Vice President, T. Rowe Price; formerly
Vice President, Health Sciences Fund	Co-founder and Chief Operating Officer, Rivanna
Pharmaceuticals (to 2006); student, Darden
Graduate School of Business and University of
Virginia (to 2004); Research Assistant Professor,
University of Virginia (to 2002)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Health Sciences Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Health Sciences Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Health Sciences Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
President, Health Sciences Fund	Group, Inc.

Susan J. Klein (1950)	Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Health Sciences Fund	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.; formerly Healthcare Equity Analyst,
Putnam Investments (to 2004); student,
Harvard Business School (to 2003)

Charles G. Pepin (1966)	Director, T. Rowe Price Trust Company; Vice
Vice President, Health Sciences Fund	President, T. Rowe Price and T. Rowe Price
Group, Inc.

John C.A. Sherman (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Health Sciences Fund	T. Rowe Price International, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Health Sciences Fund	Group, Inc.; formerly intern, T. Rowe Price (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Health Sciences Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,486,000 and $1,401,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2008

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 19, 2008